UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 3, 2005
                                                ______________________________


                     Anchor BanCorp Wisconsin Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



         Wisconsin                      000-20006                39-1726871
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



25 West Main Street, Madison, Wisconsin                           53703
______________________________________________________________________________
 (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code         (608) 252-8700
                                                  ____________________________



                            Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          -------------------------------------------------------------

     Anchor BanCorp Wisconsin Inc. (the "Company") previously reported that on July 1, 2005 it received a notice from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") stating that the Company's common stock was subject to delisting from Nasdaq because the Company's Annual Report Form 10-K for the year ended March 31, 2005 ("Form 10-K") had not been filed.

     On August 2, 2005, the Company filed its Form 10-K with the Securities and Exchange Commission. As the Company is now in compliance with the requirements for continued listing on Nasdaq, the Company was advised by the Nasdaq staff on August 3, 2005 that the Company's filing delinquencies are considered moot. Accordingly, the trading symbol of the Company's common stock will revert back to "ABCW" from "ABCWE" at the opening of business on August 5, 2005.

     The Company's press release dated August 4, 2005 concerning this matter is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.    Description
     ----------     -----------

     99.1           Press Release of Anchor BanCorp Wisconsin Inc. dated
                    August 4, 2005















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ANCHOR BANCORP WISCONSIN INC.


                               By: /s/ Michael W. Helser
                                  ---------------------------------
                                  Name:  Michael W. Helser
                                  Title:  Executive Vice President and
                                          Chief Financial Officer

Date:  August 4, 2005






























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